COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

24. COMMITMENTS AND CONTINGENCIES

(a) Operating lease commitments

The Group has entered into certain operating leasing arrangements relating to the lease of the Group’s office premises. Payments made under operating leases are expensed on a straight-line basis over the term of the lease. Rental expenses under operating leases for the years ended December 31, 2010, 2011 and 2012 were US$766, US$912, US$639 respectively.

Future minimum lease payments for non-cancellable operating leases as of December 31, 2012 are as follows:

US$
2013	406
2014	2
2015	1
2016 and thereafter	—
Total	409

(b) Capital commitments

Capital commitments as of December 31, 2012 were approximately US$41 (RMB256) representing contracted but unprovided amounts for the purchase of property, plant and equipment by Yingchuan, Jiulongshan and Ruiyang and Binglangjiang.

(c) Other commitments

During the year ended December 31, 2011, the Company entered into compensation agreements with certain land owners in the Fujian Province, the PRC, who lost the usage of their land due to the operation of the Company’s hydroelectric power projects in the areas. These agreements have terms ranging from 5 to 43 years from the date of signing of the compensation agreements. The annual compensation is based on the relevant land acres and agreed compensation rate per acre. The total compensation costs to the land owners, which were recorded in “cost of revenues”, were US$166 and US$739 for the years ended December 31, 2011 and 2012, respectively.

Future minimum compensation costs to the land owners for the five years succeeding December 31, 2012 are as follows:

US$
2013	105
2014	86
2015	203
2016	194
2017	193
Thereafter	5,535
Total	6,316

(d) Other contingencies

As of December 31, 2012, the Group has not obtained formal title certificates with respect to the land that the Group used at the hydroelectric power projects of Wuliting, Zhougongyuan, Binglangjiang, Jinlong, Jintang, Jinling and Jinwei with a total area of approximately 2,571,106 meter square. The management is in the process of completing the legal procedures for obtaining the relevant title certificates for the parcels of land and buildings involved and registering them in the name of the Group’s operating companies. In addition, the Group has not passed the completion acceptance procedure for hydroelectric power projects of Wangkeng, Banzhu, Jinlong, Jintang, Jinwei and Jinling. Moreover, the hydroelectric power projects of Husahe and Jinling cannot verify whether they have passed completion acceptance due to the loss of files caused by flood in 2004. The management is in the process of performing the completion acceptance procedure for these hydroelectric power projects. In the opinion of management, the likelihood of not obtaining the formal title certificates and completing the acceptance procedures is remote based on current facts and circumstances.

There were no significant contingencies as of December 31, 2011 and 2012.

(e) Legal proceedings

In April 2012, twenty-four employees of Wuyue filed an arbitration claim against the Company for the payment of salary in total amount of US$428 and the payment of social security in total amount of US$33. The claim was heard by the Henan Guangshan County Labour Arbitration Committee (“GCLAC”) in May 2012. GCLAC ordered that Wuyue be joined as a joint defendant with the Company. As of December 31, 2012, no ruling or award has been granted in respect of the claim. The Company had made a full accrual of the claimed amount in accrued expenses and other current liabilities.